Fair Value of Acquired Time Charters	6 Months Ended
Jun. 30, 2025
Fair Value of Acquired Time Charters [Abstract]
Fair Value of Acquired Time Charters
5.	Fair Value of Acquired Time Charters:

In connection with the acquisition in October 2024 of the M/V Raphaela with time charter attached, the Company recognized intangible assets of $477,101 representing the fair value of the favorable time charter attached to the vessel. The M/V Raphaela attached charter commenced upon the vessel’s delivery, on October 3, 2024 and was concluded within the first quarter of 2025 and the respective intangible asset was fully amortized during that period.

For the six months ended June 30, 2024 and 2025, the amortization of the acquired time charters amounted to $265,173 and $119,733, respectively, and is included in ‘Time Charter Revenues’ in the accompanying unaudited interim condensed consolidated statements of comprehensive income.